UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2007

TATONKA OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-50190	47-0877018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, 10th floor, Denver, Colorado 80202
(Address of principal executive offices) (zip code)

(303) 476-4100
(Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Brian Hughes as Chief Executive Officer

On June 1, 2007, Brian Hughes, resigned, effective immediately, as Chief Executive Officer of Tatonka Oil and Gas, Inc. (the “Company”) to pursue other opportunities. Mr. Hughes will continue to serve as a director and Chairman of the Board.

Resignation of Sothi Thillairajah as Chief Financial Officer

On June 4, 2007, the Company provided written notification to Sothi Thillairajah that it was terminating his employment as Chief Financial Officer, effective 90 days thereafter, pursuant to his employment agreement.

Appointment of Dirck Tromp as Chief Executive Officer

Effective June 4, 2007, Dirck Tromp was appointed as President and Chief Executive Officer of the Company. Mr. Tromp and the Company are negotiating an employment agreement, which has not been finalized at this time.

Prior to Joining the Company, Mr. Tromp was a Manager of Petrohunter Energy Corp., a Denver, Colorado natural gas company from June 2006 until May 2007. Between May 2004 and May 2006, Mr. Tromp was the Exploration Manager for Galaxy Energy Corporation, a Denver, Colorado energy exploration company. Between April 2003 and April 2004, Mr. Tromp was the Lead Geologist for Fidelity Exploration and Production Co., a Denver, Colorado energy exploration and production company. Between July 2000 and March 2003, Mr. Tromp was a Consulting Geologist for the J.M. Huber Company, a Houston, Texas energy company. Mr. Tromp has a Bachelor of Science Degree in Geological Engineering and a Masters of Science Degree in Geology from the Colorado School of Mines.

Mr. Tromp does not have family relationships with any director, executive officer, or other person nominated or chosen by the Company to become directors or officers. During the last two years, Mr. Tromp did consulting work for Tatonka Oil and Gas Company, Inc., which was acquired by the Company in 2006. In connection with his consulting, Mr. Tromp was granted a 0.5% overriding royalty interest in such leases that LMA Hughes LLP. Brian Hughes, our Chairman, is the President of Hughes Ventures, which is the general partner of LMA Hughes LLLP. Mr. Hughes, his ex-wife and three minor children are the limited partners of LMA Hughes LLLP.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Letter from Tatonka Oil and Gas, Inc. to Sothi Thillairajah

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATONKA OIL AND GAS, INC.

Dated: June 7, 2007	By:	/s/ DIRCK TROMP
Name: Dirck Tromp
Title: Chief Executive Officer